Subsequent events	12 Months Ended
Dec. 31, 2023
Events After Reporting Period [Abstract]
Subsequent events	Subsequent events
Declaration of dividend
On February 13, 2024, our Board of Directors declared a quarterly cash dividend of $0.40 per common share, which is expected to be paid on March 27, 2024 to all shareholders of record as of March 8, 2024.
Vessel Sales
In March 2024, we sold the 2015 built MR vessel, STI Tribeca, for $39.1 million. There was no debt repayment as a result of this sale, as this vessel has been replaced by STI Galata as collateral on the 2023 $1.0 Billion Credit Facility.
In March 2024, we entered into an agreement to sell a 2013 built MR tanker, STI Larvotto for $36.15 million. The sale of this vessel is expected to close before the end of April of 2024. There will be no debt repayment as a result of this sale.
In March 2024, we entered into an agreement to sell a 2013 built MR tanker, STI Le Rocher for $36.15 million. The sale of this vessel is expected to close in the second quarter of 2024. There will be no debt repayment as a result of this sale.
Debt Activity
During 2024 through the date of authorization of these financial statements, and in addition to our regularly scheduled debt and lease repayments, we have closed or committed to the following:
•The early repayment of debt on three 2014 built Handymax product tankers (STI Acton, STI Camden and STI Clapham) under our Prudential Credit Facility. These repayments were made in January 2024 resulting in a debt reduction of $33.7 million.
•The exercise of the purchase options on two MR product tankers (STI Jardins and STI San Telmo) under our 2020 SPDBFL Lease Financing. These purchases closed in January 2024 resulting in a debt reduction of $38.3 million, which excludes deposits held by the lessor of $1.4 million and purchase option fees of $0.8 million.
•The exercise of the purchase options on three MR product tankers (STI Soho, STI Osceola and STI Memphis) and one LR2 product tanker (STI Lombard) under the 2021 AVIC Lease Financing. These purchases closed in January 2024 resulting in a debt reduction of $77.4 million, which excludes deposits held by the lessor of $1.0 million and purchase option fees of $1.2 million.
•The exercise of the purchase options on three 2012 built MR product tankers (STI Topaz, STI Garnet and STI Onyx) under the BCFL Lease Financing (MRs). These purchases closed in January 2024 resulting in a debt reduction of $21.7 million.
•The exercise of the purchase options on three 2015 built MR product tankers (STI Black Hawk, STI Notting Hill and STI Pontiac) that are currently financed on the 2021 TSFL Lease Financing. The purchases are expected to close in the first quarter of 2024, and the aggregate lease liability at the date of repurchase is expected to be $45.6 million and excludes purchase option fees of $0.9 million.
•The exercise of the purchase options on one 2015 built MR product tanker (STI Westminster) and four 2014 built Handymax product tankers (STI Brixton, STI Comandante, STI Pimlico and STI Finchley) which are currently financed on the 2021 CMBFL Lease Financing. The notices were delivered in January 2024 and the purchases are expected to close in the first half of 2024. The aggregate lease liabilities at the dates of repurchase are expected to be $61.1 million. Additionally, purchase option fees are expected to be $0.7 million.
•The exercise of the purchase options on four lease financed product tankers consisting of two MRs (STI Gramercy and STI Queens) and two LR2s (STI Oxford and STI Selatar) that are currently financed under the 2022 AVIC Lease Financing. The notices were delivered in February 2024 and the purchases are expected to close in the first half of 2024. The aggregate lease liabilities at the dates of repurchase are expected to be $102.4 million, which excludes deposits held by the lessor of $1.2 million. Additionally, purchase option fees are expected to be $1.5 million.
In January 2024, we drew down $99.0 million from the 2023 $1.0 Billion Credit Facility and placed two Handymax (STI Acton and STI Camden) and four MR (STI Jardins, STI San Telmo, STI Soho and STI Osceola) product tankers as collateral under the facility.
2013 Equity Incentive Plan
On February 13, 2024, the Company's Board of Directors reserved an additional 1,463,294 common shares, par value $0.01 per share, for issuance pursuant to the 2013 Equity Incentive Plan. All other terms of the 2013 Equity Incentive Plan remained unchanged.
Related Party Transactions
Our vessels are commercially managed by SCM and technically managed by SSM pursuant to the 2024 Revised Master Agreement (see Note 15, Related Party Transactions, for additional information). Effective January 1, 2024, under the 2024 Revised Master Agreement, the flat fees payable per day charged by SCM were increased by $35 per vessel per day. Under this agreement, commercial management fees on vessels operating in one of the Scorpio Pools are expected to increase during 2024 to $285 per vessel per day with respect to our LR2 vessels, and $360 per vessel per day with respect to each of our Handymax and MR vessels. For vessels that are not operating in any of the Scorpio Pools, commercial management fees will be $285 per vessel per day for each LR1 and LR2 vessel and $335 per vessel per day for each Handymax and MR vessel on the effective date of January 1, 2024. Commissions on gross revenue per charter fixture remain unchanged.
In addition, effective January 1, 2024, the fixed annual technical management fee payable to SSM was increased by $12,500 to $187,500 plus additional amounts for certain itemized services per vessel to provide technical management services for each of our owned vessels.
The EU Emissions Trading System (EU ETS), which came into effect on January 1, 2024, is a cap-and-trade system designed to limit greenhouse gas emissions from industries in the European Union. It sets a cap on the total amount of certain greenhouse gases that can be emitted by covered entities, and these entities are allocated or required to purchase permits (allowances) for their emissions. The system aims to incentivize emission reductions by allowing companies to trade allowances, creating a market-based approach to reducing emissions. In March 2024, we entered into an agreement with Geoserve Energy Transport DMCC ("Geoserve"), effective January 1, 2024, which is majority owned by the Lolli-Ghetti family, to serve as our emissions manager. Geoserve's services will include, among others, emission data monitoring and correction for commercial and regulatory compliance and procurement of carbon credits from EU approved carbon traders. Under this agreement, we will pay Geoserve emissions management fees of $350 per vessel per month and a rate of 1.25% per carbon trade.
We expect to enter into a licensing agreement with Fowe Eco Solutions Ltd. (“FOWE”), or a direct subsidiary of FOWE, whereby FOWE's fuel oil-water emulsion Cavitech systems will be installed across our entire fleet. Cavitech is FOWE's proprietary technical solution that enables cavitation treatment on various materials for instantaneous mixing, heat treatment, dispersion, and alteration of chemical bonds, the benefits of which include the elimination of unwanted sludge deposits, a cleaner, more efficient fuel burn and reduced nitrogen oxide emissions. Under the terms of the licensing agreement, we expect to pay FOWE approximately 33% of realized savings. Cavitech devices are expected to be installed on all of our vessels during 2024. No material upfront costs are expected to be required and an overall reduction of at least 3% in fuel costs and 100,000 tons of carbon emissions annually is expected. Scorpio Holdings Limited, a related party, owns a minority interest in FOWE.